Exhibit 99.1

Trump Media IR Site FAQs

What is Trump Media & Technology Group?

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The mission of Trump Media & Technology Group (“Trump Media”) is to end Big Tech’s assault on free speech by opening up the internet and giving people their voices back. Trump Media operates Truth Social, a social media platform established as a safe harbor for free expression amid increasingly harsh censorship by Big Tech corporations.

Are the shares of Trump Media publicly traded?

•	Yes, Trump Media’s shares are currently traded on the Nasdaq Stock Market under ticker symbol “DJT”.

When did Trump Media become a publicly traded company?

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As the result of a business combination transaction (the “Business Combination”) with Digital World Acquisition Corp. completed on March 25, 2024, Trump Media became a public company and commenced trading under the symbol “DJT” on March 26, 2024.

What is the ticker symbol for Trump Media common stock and on what exchange are the shares listed?

•	Trump Media is listed on the Nasdaq stock exchange under the ticker symbol “DJT”.

How do I access Trump Media’s filings with the U.S. Securities and Exchange Commission (“SEC”)?

•	Trump Media’s SEC filings are accessible through the Company’s Investor Relations website here or on the SEC website here.

How will I receive Trump Media shareholder updates?

•	You can receive shareholder updates by signing up for email alerts on our Investor Relations website here.

How does Trump Media expect to use the proceeds from its recent Business Combination?

•	Trump Media’s management has broad discretion in the application of the net proceeds, including as working capital, possible acquisitions, and other general corporate purposes.

When is Trump Media’s fiscal year end?

•	Trump Media’s fiscal year ends on December 31.

How many shares of Trump Media are issued and outstanding?

•	As of March 26, 2024, there were 136,700,583 shares of Trump Media common stock issued and outstanding.

How much of Trump Media does President Donald J. Trump own?

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As of March 26, 2024, President Trump owned 78,750,000 (approximately 57.6%) of the outstanding shares of Trump Media.  President Trump also has the contingent right to receive up to 36,000,000 Earnout Shares.

What is a registration statement filed on Form S-1?

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A registration statement on Form S-1 is filed with the SEC as part of the process of making shares available for sale to the general public. As part of the Business Combination transaction, Trump Media is required to register with the SEC certain common shares and warrants issued in connection with the transaction for resale and to register common shares underlying certain debt securities and warrants for issuance to holders of those debt securities and warrants in the future. These securities, both common shares and warrants, are being registered on the registration statement on Form S-1 (the “Registration Statement”).

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Specifically, the registration statement seeks to register: (1) the issuance of shares underlying outstanding warrants of the Company; and (2) the resale of securities of TMTG by selling security holders including: (a) shares of common stock previously issued to investors in connection with the initial public offering by TMTG, continued financing of TMTG or the closing of TMTG’s Business Combination; (b) shares of common stock underlying outstanding warrants and convertible debt of TMTG; (c) shares of common stock issued to TMTG’s affiliates in the Business Combination or potentially issuable to affiliates as an earn out;  and (d) certain outstanding warrants of TMTG.  All categories of issuances contemplated by the registration statement were disclosed in public filings prior to shareholder approval of the business combination.

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The listing of an individual as a “selling securityholder” in the registration statement does not mean such individual or entity will sell their shares of common stock, and “selling securityholders” listed in the registration statement may be subject to a lockup or other transfer restriction.

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The Registration Statement has not yet been declared effective; it remains subject to amendment and completion.  The securities listed on the initial Form S-1 cannot be sold, nor offers to buy accepted, until the Form S-1 becomes effective.

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The Registration Statement and preliminary prospectus may be accessed through the SEC’s website at www.sec.gov. Upon effectiveness, a copy of the prospectus included in the registration statement may be obtained from Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or by telephone at (800) 353-0103.

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This FAQ shall not constitute an offer to sell or the solicitation of any offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Are President Trump’s shares subject to a lockup or other transfer restriction?

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President Trump is subject to a lockup that generally restricts the sale or transfer of his shares until the earliest of:  1) six months after the closing of the Business Combination;  2) the date on which the closing price of Trump Media’s stock equals or exceeds $12 for any twenty trading days within any thirty trading day period commencing at least 150 days after the closing; or 3) the date after the closing on which Trump Media consummates a liquidation, merger, share exchange or other similar transaction that results in all of Trump Media’s stockholders having the right to exchange their equity holdings in Trump Media for cash, securities or other property.

Is there a list of all the director and officer shareholders of Trump Media?

•	Director and officer ownership of Trump Media as of April 1, 2024 can be found here.

When will the public warrants, which trade under ticker symbol DJTWW, become eligible for cash exercise?

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TMTG’s public warrants, which trade under the ticker symbol DJTWW, will become eligible for cash exercise upon the effectiveness of the Registration Statement filed on Form S-1, provided that such effective date is at least 30 days after the consummation of the business combination, i.e. April 24, 2024.

What are “earnout shares” and who is eligible to receive them?

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The Business Combination agreement provided that former Trump Media stockholders, other than those who received their shares as a result of the conversion of Trump Media convertible notes (“Trump Media Stockholders”), have the contingent right to receive up to 40,000,000 shares of Trump Media based on the achievement of certain share price targets within a certain period (“the Earnout Shares”). The Earnout Shares may be earned and issuable during the three (3)-year period following March 25, 2024 as follows:

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if the dollar volume-weighted average price (“VWAP”) of the Company’s common stock equals or exceeds $12.50 per share for any 20 trading days within any 30 trading day period  during the period beginning on March 25, 2024, and ending on the 18-month anniversary thereof, the Company shall issue to the Trump Media Stockholders an aggregate of 15,000,000 Earnout Shares;

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if the VWAP of the Company’s common stock equals or exceeds $15.00 per share for any 20 trading days within any 30 trading day period during the period beginning on March 25, 2024, and ending on the second anniversary thereof, the Company shall issue to the Trump Media Stockholders an aggregate of 15,000,000 Earnout Shares;

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if the VWAP of the Company’s common stock equals or exceeds $17.50 per share for any 20 trading days within any 30 trading day period during the period beginning on March 25, 2024, and ending on the third anniversary thereof, the Company shall issue to the Trump Media Stockholders an aggregate of 10,000,000 Earnout Shares.

How do I prevent my shares from being loaned for a short interest position?

•	To prevent shares from being loaned for a short interest position, contact your brokerage to place restrictions on the lending of your shares to short sellers.

Who is Trump Media’s Independent Auditor?

•	Trump Media’s auditor is BF Borgers.

Who is Trump Media’s transfer agent?

Odyssey Transfer and Trust Company

2155 Woodlane Drive, Suite 100

Woodbury, MN 55125

Phone:  888-290-1175 or 612-482-5100

Website: odysseytrust.com

Email: uscorporateactions@odysseytrust.com

Who can I contact about paper stock certificates?

•	For information regarding paper stock certificates, please contact our transfer agent:
Odyssey Transfer and Trust Company

2155 Woodlane Drive, Suite 100

Woodbury, MN 55125

Phone:  888-290-1175 or 612-482-5100

Website: odysseytrust.com

Email: uscorporateactions@odysseytrust.com

How can I access press releases issued by Trump Media?

•	You can access press releases issued by Trump Media here.

How do I sign up for Truth Social?

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You can sign up for Truth Social at https://truthsocial.com or by downloading the Truth Social app to your mobile device via the Apple App Store, Google Play Store, or the Samsung Galaxy Store. For technical assistance, contact: support@truthsocial.com

Whom can I contact to get more information?

•	You should contact Investor Relations if you have a question that cannot be addressed via our FAQs. Please email tmtgir@mzgroup.us.
•	If you are having issues with your personal brokerage account, please contact your broker.
•	If you have questions about physical certificates, you should contact the Company’s Transfer Agent at uscorporateactions@odysseytrust.com.
•	For Truth Social tech support, please contact support@truthsocial.com.